Park Sterling Investor Day

Tuesday, November 1, 2016

Quail Hollow Club—Home of 2017 PGA Championship

Charlotte, North Carolina

PARKSTERLING

Answers You Can Bank On®

Forward Looking Statements

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Answers You Can Bank On.℠

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the credit quality of the loan portfolio or the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to Park Sterling; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve or maintain adjusted operating expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the preceding uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Park Sterling Investor Day

Welcome and Introduction

Jim Cherry, Chief Executive Officer

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Answers You Can Bank On.SM

Vision and Strategy

Observation

- Large banks generally perceived to offer superior products, but lack service
- Community banks generally perceived to offer superior service, but lack products

Vision

- Capitalize on this gap to build a bank "big enough to help clients realize their financial aspirations and small enough to care that they do"

Strategy

- Focus on markets well known to management
- Diversify by geography and business mix
- Drive organic growth through selective *de novo* entry into attractive markets, expanded product offerings and hiring experienced in-market bankers
- Deliver a needs based sales approach
- Utilize M&A to build core deposits, product offerings and operating scale


Don't settle for "one-size-fits-all" answers.
Some banks offer you answers that are too big and impersonal, some offer answers that are too small. But you don't have to settle for answers like that anymore. At Park Sterling Bank, we are committed to providing Answers You Can Bank On* every day to everyone. Real answers like ours start with truly listening to your needs and then building the best answer around you. We are big enough to have all the expertise and resources you want, like a best-in-class mobile app and treasury services, yet we're small enough to care that you get what you need to reach your dreams. So don't settle for answers that are too small, too big, or too low-tech. Contact Park Sterling today.
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ParkSterlingBank.com
Mortgage | Business | Personal | Wealth Management | Commercial

Park Sterling Today

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~~Five~~ Six Distinctive Characteristics

1. Located in attractive high growth markets
2. Talented and experienced bankers that are well known in their markets
3. Broad array of products and services to meet the needs of our target customers
4. Strong balance sheet with sufficient capital and liquidity to grow our businesses
5. High quality loan portfolio built on strong credit culture based on principals of soundness, profitability and growth
6. **Customer needs driven sales culture**



Richmond
VA
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
SC
Wilmington
Charleston
GA

"….people and products that play bigger than our footprint"

Sources: SNL and company information.

Commercial Financial Services Panel

Bryan Kennedy, President

PARKSTERLING
Answers You Can Bank On.[SM]

Commercial Financial Services

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C&I
Cash Flow
Lending
Capital
Markets
C&I Owner-
Occupied
Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit
Treasury
Services
Commercial
Real Estate
Asset-Based
Lending
Business
Banking

A broad array of products and services to meet the needs of our target customers

Commercial Financial Services

PARKSTERLING
Answers You Can Bank On.℠


C&I
Cash Flow
Lending
Capital
Markets
C&I Owner-
Occupied
Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit
Treasury
Services
Commercial
Real Estate
Asset-Based
Lending
Business
Banking

A broad array of products and services to meet the needs of our target customers

Commercial Products

- Leadership has over 20 years of experience in their respective fields
- Alumni of large financial institutions
  - Bank of America
  - BB&T
  - Goldman Sachs
  - SunTrust
  - Wachovia

Our personnel is a differentiator

Commercial Products

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Foreign Exchange	Interest Rate Risk Management
• Spot • Forwards • Window Forwards • Options • Swaps	• Vanilla Interest Rate Swaps • Forward Interest Rate Swaps • Cancellable Swaps • Caps/Floors • No Cost/Reduced Cost Collars
Commercial Real-Estate "Permanent" Financing	**Loan Syndication**
• Conduits • Life Companies • Agencies (through 3rd party partners)	• Buy Side Executions • Sell Side Executions
Investment Banking - delivered internally & through 3rd party partners	**Public Finance – delivered internally & through 3rd party partners**
• Advisory • Fairness Opinions • Subordinate Debt Raises • Equity Raises • Purchase / Sale Transaction Executions	• Advisory • Debt Structuring / Placements • Credit Enhancement with FHLB LOC

Superior Solutions

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Economics of Interest Rate Hedging

- Customer desires a fixed rate $5mm 7/20 year loan
- Bank underwrites the credit at LIBOR + 2.70%
  - Floating rate loan has an ROE of 25%
  - Fixed rate necessary to generate comparable ROE is 4.50%
- Executing via swap improves outcome for both parties
  - Customer receives 4.26% fixed rate
  - Bank generates a 28% ROE including $98,000 in non-interest income

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Treasury Management Services Capabilities

CONSULTING

Cash Flow & Working Capital Optimization
Account Structure
Analytic Reviews, Proposals and Feasibility Studies of Banking Services

CASH MANAGEMENT

COLLECTIONS	INFORMATION	PAYMENTS
Remote Deposit Pre-Authorized ACH Debits Merchant Services Lockbox – Wholesale/Retail/Electronic ACH/Wire Remittance	Balance and Transaction Reporting Loan Reporting Online Statements Alerts/Event Notification	ACH Wires Checks Purchasing Card
LIQUIDITY	**REGULATORY AND COMPLIANCE**	**FRAUD & SECURITY**
Credit Line Sweep Account Transfer Zero Balance Accounts	DVD – NACHA regs Check Image Retrieval	Positive Pay Stop Payments ACH Debit Block

Commercial Products


NAVIGATOR
By Park Sterling Bank
Chart your course.

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Competitive Positioning within Target Market


Treasury and Working Capital Consulting Competency
Better solutions than community banks
Where Park Sterling Bank can differentiate itself
More personalized service than large banks
National/Regional Banks
Community Banks
1. High-touch service
2. Basic products and functionality
Strength of product offering

Commercial Financial Services


C&I
Cash Flow
Lending
Capital
Markets
Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit
C&I Owner-
Occupied
Treasury
Services
Commercial
Real Estate
Asset-Based
Lending
Business
Banking

A broad array of products and services to meet the needs of our target customers

PARKSTERLING
Answers You Can Bank On.℠

Charlotte

- 34th largest MSA in the U.S.
- 4th fastest growing city in the U.S.
- 8th best large city for new jobs
- 2nd highest growth in small businesses in U.S.



Located in attractive high-growth markets

Western North Carolina Region

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- Comprised of four C&I RMs, two CRE RMs and one hybrid RM/Market President
- Average tenure in banking amongst the 7 RMs is 24 years
- Prior employers amongst the RM team include
  - Wachovia/Wells Fargo
  - Bank of America
  - Regions
  - BB&T
  - TD Bank
  - Fifth Third
  - SunTrust

Talented and experienced bankers that are well known in their marketplace

Commercial Financial Services


C&I
Cash Flow
Lending
Capital
Markets
C&I Owner-
Occupied
Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit
Treasury
Services
Commercial
Real Estate
Asset-Based
Lending
Business
Banking

A broad array of products and services to meet the needs of our target customers

Richmond, VA

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- 1.25 million MSA with a 5% population growth forecast to 2020
- 24,400 (3.7%) in new, non-farm jobs in MSA over prior year *(Bureau of Labor and Statistics)*
- 3rd Best Place to start a business in the U.S. *(Inc. Magazine)*
- 11 Fortune 1000 Companies now HQ in Richmond
- Richmond benefiting by rise of Creative Class and Millennials



Richmond MSA on solid growth trajectory

Richmond, VA

PARKSTERLING
Answers You Can Bank On.℠

- Comprised of 4 C&I RMs, 3 CRE RMs
- Average tenure in banking amongst the team is 20+ years
- Prior employers amongst the RM team include
  - BB&T
  - Regions
  - Union Bank
  - Sun Trust

Talented and experienced bankers that are well known in their marketplace

Commercial Financial Services

PARKSTERLING
Answers You Can Bank On.℠


C&I
Cash Flow
Lending
Capital
Markets
C&I Owner-
Occupied
Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit
Treasury
Services
Commercial
Real Estate
Asset-Based
Lending
Business
Banking

A broad array of products and services to meet the needs of our target customers

PARKSTERLING
Answers You Can Bank On.℠

Business Banking by Definition

- C&I Companies including SBA 7(a) Borrowers
- Annual revenue $1MM - $10MM
- Centralized Credit Approval and Portfolio Management

Business Banking

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- 9 Business Bankers
- Average banking tenure = 18 years
- Prior institutions include
  - Wachovia/Wells Fargo
  - BB&T
  - SunTrust
  - First Citizens
  - PNC

Talented and experienced bankers that are well known in their marketplace

PARKSTERLING
Answers You Can Bank On.℠

What Differentiates Business Banking at PSTB?

- Dedicated local Business Banking teams
- Streamlined Credit Platform
- “Commercial grade” Treasury Management Services and Capital Markets
- Non-credit solutions such as *Sterling@Work*

Questions?

Commercial Financial Services Panel

Bryan Kennedy, President

PARKSTERLING
Answers You Can Bank On.[SM]

Personal Financial Services Panel

Nancy Foster, Chief Risk Officer

PARKSTERLING

Answers You Can Bank On.SM

Personal Financial Services



Depository Services
Consumer Lending
Mortgage Banking
Consumers
Small Business
Affluent
Trust Services
Small Business Lending
Private Banking
Retail Brokerage

Strong distribution channels: retail branch network, online banking and mobile banking

Strategic Positioning

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- Focus on deposit growth and fee income opportunities
- Leverage relationships with Line of Business partners
- Drive Sterling@Work

Diversify by geography and business mix

Sterling @ Work

- Convenience of banking in the workplace
- Financial Wellness for targeted companies
- Investment in training, products, and technology
- Partners with commercial bankers and their customers


Sterling@Work
Financial Wellness Program
A collection of products and services to help you improve your financial well-being.
The Program Includes:
• No Minimum Opening Balance Requirement
• No Monthly Fee with Qualifying Direct Deposit (Must have one or more direct deposit per statement cycle to avoid $20/mo maintenance fee.)
• Savings Account with No Minimum Balance Requirement
• ATM Surcharge Fee Refunds
• One Overdraft Fee Refund Annually
• Mobile Banking
• Mobile Deposit
• Discount on Personal Loans of .25% with Automatic Payment
• $500 credit towards closing costs for the financing of your primary residence
• Personal Transition Assistance
• Wealth Management Products and Services
• Financial Education and More
Plus
• $5,000 Identity Theft Insurance[1]
• 3-in-1 Credit File Monitoring
Monitors your Equifax, Experian and TransUnion credit files daily, and automatically alerts you if key changes occur. (Registration and activation is required.)

Financial solutions for employees conveniently where they work

360° and Mobile Banking

360° by Park Sterling Bank

A Personal Financial Management Tool

Aggregate Accounts | Watch Your Spending | Track Your Budgets


Retirement and College Savings
Checking and Savings
360°
By Park Sterling Bank
Mortgage / Car Loan | Credit Cards
Stocks / Bonds | Mutual Funds
Now it is even easier
to manage your money on the go
with the 360° mobile app.

Mobile Banking

Banking on the go!

Recent Transactions | Transfer Funds | Pay Bills


Mobile Alerts
Securely View Accounts
Picture Pay and Deposit
PARKSTERLING BANK
Touch ID Login
Branch Locator
Debit Card On/Off

Sterling @ Work

PARKSTERLING
Answers You Can Bank On.℠

- 85% direct deposit penetration
- Over 30 average debit card swipes per month per account
- Higher than average account balances
- Open/close ratio is 5 times higher than average

Proven high quality acquisition channel

Personal Financial Services


Depository Services
Consumer Lending
Mortgage Banking
Consumers
Small Business
Affluent
Trust Services
Small Business Lending
Private Banking
Retail Brokerage

Strong distribution channels: retail branch network, online banking and mobile banking

Retail Banking

- Talented leadership and bankers from large regionals
- Focused customer segments:
  - Small businesses
  - Small business owners
  - Professionals
  - Employees of S@W customers
- Accelerating fee income growth

Delivering a needs-based sales approach

Retail Banking



50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Average Deposits Per Branch
60
50
40
30
20
10
0
Number of Branches
35,087
36,460
32,299
34,803
44,295
24
44
53
54
56
June 2012
June 2013
June 2014
June 2015
June 2016
Average Deposits Per Branch
Branches

Utilize M&A to build core deposits, product offerings and operating scale

Mortgage Banking

- Building Scale
- Improving Capability
- Leveraging our Commercial Builder relationships

Leverage relationships with Line of Business partners

Personal Financial Services


Depository Services
Consumer Lending
Mortgage Banking
Consumers
Small Business
Affluent
Trust Services
Small Business Lending
Private Banking
Retail Brokerage

Strong distribution channels: retail branch network, online banking and mobile banking

Personal Financial Services (PFS)

13 Wealth Management Issues


Business Succession Plan
Durable Power of Attorney
Investment
Insurance
Charitable Inclinations at Death
Charitable Gifting During Life
Titling of Assets
Liabilities
Gifting to Children/ Descendent
Executor/ Trustee
Distribution of Wealth
Qualified Retirement Plan/IRA
Stock Option

Broad array of products and services to meet customer needs

Wealth Management

PARKSTERLING
Answers You Can Bank On.℠


Financial Advisors
Retail Branch Partners
Trust Advisors
Business Bankers
Private Client Advisors
Commercial Lenders
Mortgage Bankers

Leverage relationships with Line of Business partners

Park Sterling Investor Day

Questions?

Jim Cherry, Chief Executive Officer

Don Truslow, Chief Financial Officer

PARKSTERLING
Answers You Can Bank On.[SM]